Exhibit 99.1

                AGREEMENT TO FURNISH APPENDICES


HemaCare Corporation (the "Registrant") hereby agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted appendix to the Settlement Agreement and Mutual Release dated July 19, 1996, between the Registrant and Medicorp Inc. (the "Settlement Agreement"), filed with this Report as Exhibit 10.1. The Settlement Agreement includes a list briefly identifying the omitted appendices.

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